Risk Management	12 Months Ended
Dec. 31, 2018
Risk Management
Risk Management

43.  Risk Management:

(1)  Introduction

The Bank’s risk management is based on specialization, knowledge of the business and the experience of its teams, with professionals specifically dedicated to each different type of risks. Our policy is to maintain an integrated, forward looking approach to risk management, taking into account the current and forecasted economic environment and the risk/return ratio of all products for both the Bank and its subsidiaries.

Our credit policies and processes acknowledge the particularities of each market and segment, thus affording specialized treatment to each one of them. The integrated information prepared for risk analysis is key to developing our strategic plan, this objectives include: determining the desired risk level for each business line; aligning all strategies with the established risk level; communicating desired risk levels to Bank’s commercial areas; developing models, processes and tools for evaluating, measuring and controlling risk throughout the different business lines and areas; informing the board of directors about risks and their evolution; proposing action plans to address important deviations in risk indicators and enforcing compliance of applicable standards and regulations.

(a)   Risk Management Structure

Credit and Market Risk Management, are present at all levels of the Organization, with a structure that recognizes the relevance of the different risk areas that exist. The current levels are:

(i)   Board of Directors

The Board is responsible for the establishment and monitoring of the Bank’s risk management structure.  Due to the above, it is permanently informed regarding the evolution of the different risk areas, participating through its Finance and Financial Risk Committees, Credit Committees, Portfolio Risk Committee and Senior Operational Risk Committee, which check the status of credit, market and operating risks.  In addition, it actively participates in each of them, informed of the status of the portfolio and participating in the strategic definitions that impact the quality of the portfolio.

Risk management policies are established in order to identify and analyze the risks faced by the Bank, to set adequate limits and controls and monitor risks and compliance with limits. The policies and risk management systems are regularly reviewed in order for them to reflect changes in market conditions and the Bank’s activities. It, through its standards and management procedures intends to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

(ii)  Finance, International and Market Risk Committee

This committee reviews exposures and financial risks. Estimates impacts on the valuation of operations and / or results due to potential adverse movements in the values of market variables or tight liquidity. On the other hand, it analyzes estimated results of certain financial positions. Estimate the credit exposure of Treasury products (derivatives, bonds). It is responsible for designing policies and procedures related to limits and alerts of financial exposures, and to ensure correct and timely measurement, control and reporting thereof.

The Finance, International and Financial Risk Committee comprises the Chairman, four Directors or Advisors to the Board , the General Manager, the Manager of the Corporate Division, the Manager of Corporate Risk Division, the Manager of Treasury Division and the Manager of Financial Risk Area. If deemed appropriate, the Committee may invite certain persons to participate, on a permanent or occasional basis, in one or more sessions.

(iii) Credit Committees

The credit approval process is done mainly through various credit committees, which are composed of qualified professionals and with the necessary attributions to take decisions required.

These committees have different periodicities and are based on the amounts approved and commercial segments. Each committee is responsible for defining the terms and conditions under which the Bank accepts counterparty risks and the Retail Credit Risk and Wholesale Credit Risk Divisions participate independently and autonomously of the commercial areas.

Within the risk management structure of the Bank, the maximum approval instance is the Credit Committee of Directors, who is responsible for knowing, analyzing and resolving all credit operations associated with clients and / or economic groups whose total amount subject to approval is equal to or greater than UF 750,000. It also has to know, analyze and resolve all those credit operations that, in accordance with the established in the Bank's internal rules, must be approved by this Committee, with the exception of the special powers delegated by the Board to the Administration. This Committee meets weekly, the presidency is in charge of the Chairman of the Board of Directors and is composed of the Directors, officers and alternates, Advisors to the Board of Directors; General Manager and the Wholesale Credit Risk Division Manager.

(iv) Portfolio Risk Committee

The main function is to know the evolution of the composition, concentration and risk of the loan portfolio of the different banks and segments. Approves and proposes to the Board the different credit risk policies. It is responsible for reviewing, approving and recommending to the Board of Directors, for its final approval, the different portfolio evaluation methodologies and provision models. It is also responsible for reviewing and analyzing the adequacy of provisions for the different banks and segments. Also to review the guidelines and methodological advances for the development of internal models of credit risk, together with monitoring the concentration by sectors and segments according to the sectoral limits policy.

The Portfolio Risk Committee meets monthly and is composed of the Chairman of the Board of Directors, two Directors, General Manager, Wholesale Credit Risk Division Manager, Retail Credit Risk Division Manager, Commercial Division Manager, Global Risk Control Division Manager and Retail Monitoring and Models Assistant Manager.

(v)  Corporate Credit Risk Division

In the third quarter of 2018, the Retail Credit Risk and Retail Credit Risk Divisional Managements were created, in order to give a more specialized focus to the different business segments. These divisions, together with the Global Risk Control, comprise the corporate risk governance structure.

These divisions have teams with extensive experience and knowledge in each area associated with credit and market risks, ensuring their integral and consolidated management, including the Bank and its subsidiaries.

Regarding the management of Credit Risks, the divisions identified at all times ensure the quality of the portfolio and the optimization of the risk-return ratio for all customer segments, whether individuals or companies, managing the phases of admission, monitoring and recovery of credits granted.

Additionally, the Bank created the Cybersecurity Division during 2018, focused on protecting and monitoring the most sensitive assets of the organization, being able to provide security and confidence to customers and collaborators, whose main objective is to have a secure bank, cyber-resilient and prepared to face any type of threat that puts the reputation and information of the organization at risk.

(b)  Measurement Methodology

In terms of Credit Risk, provision levels and portfolio expenses are the basic measures for determining the credit quality of our portfolio.

A fundamental task of the Retail Credit Risk Division, Wholesale Credit Risk Division and Risk Global Control Division of is to recognize in a timely manner the level of risk of the loan portfolio. This process is based on policies, standards, procedures and models prepared according to the instructions issued by the Superintendency of Banks and Financial Institutions (“SBIF”) and approved by the Board of Directors.

The evaluation and classification of risks is done considering both the individual and group portfolios. The final result of the calculation process determines the level of provisions that the bank should constitute.

The individual evaluation applies, mainly, to the portfolio of legal persons of the Bank, which require a more detailed level of knowledge. In order to establish provisions, each of the debtors evaluated is assigned one of the 16 risk categories defined by the SBIF. The bank performs a constant and permanent review of the risk ratings of the portfolio, considering the updated information on the financial situation, payment behavior and the environment of each client.

The group evaluation mainly applies to the portfolio of natural persons and to smaller companies. These assessments and calculation of provisions are made monthly. The consistency of the models is analyzed through an independent validation to the model development unit and, subsequently, through the analysis of retrospective tests that allow to compare the real losses with the expected ones.

In relation to the provisions models, during 2018 a complete revision of the guidelines for the development of group provisions models was made, converging to the best practices. Specifically, approval protocols and methodologies were analyzed, and new provision models were implemented for the entire Bank's portfolio.

The bank annually performs a sufficiency test of provisions for the total portfolio of loans, in order to validate the quality and robustness of the risk assessment processes, verifying that the provisions made are sufficient to cover the losses that could be derive from the credit operations granted. The result of this analysis is presented to the board of directors, which expresses itself about the sufficiency of the provisions in each year. The sufficiency test of the Chilean GAAP allowance and the related review by the Board of Directors has not resulted in supplementary provisions for our Chilean GAAP allowance, and, consequently, nor for our IFRS allowance. However, we consider similar factors for both our IFRS allowance and our Chilean GAAP allowance. If necessary we would adjust our IFRS allowance based on the results of the sufficiency test and the Board of Directors review if the underlying reason for the supplemental provision under Chilean GAAP were also an input or model used in our IFRS allowance methodology.

The monitoring and control of risks are carried out mainly based on limits established by the Board of Directors. These limits reflect the Bank's business and market strategy, as well as the level of risk that it is willing to accept, with additional emphasis on the selected industries.

The Bank's General Manager receives on daily basis, and the Finance, International and Financial Risk Committee on a monthly basis, the evolution of the Bank's price and liquidity risk status, both according to internal metrics and those imposed by the regulators.

(2)  Credit Risk

Credit risk considers the likelihood that the counterparty in the credit operation will not meet its contractual obligation due to disability or financial insolvency, and this leads to a potential credit loss.

Risk management is one of the main pillars of the bank's strategy, and it is also fundamental for the sustainability of the business over time.

The risk function considers the different segments that are served by the bank and its subsidiaries, being independent and objective in the application of its principles and fundamentals. The associated policies are approved by the highest levels of the bank, there is a protocol for review, update and approval, which has an active participation of the Board. It is the responsibility of the Administration to have the mechanisms for its control and application.

To guarantee an adequate governance model, there are different committees, depending on the different natures of the credit operations, composed of directors and senior management executives.

The general principles that govern the administration of credit risk are framed in the following ambit:

1.Comprehensive management of the different types of risk (full life cycle), with a relevant focus on the appropriate risk-return relationship.

2.Adequate balance of the assumed risks assuring the solvency of the entity, counting on continuous monitoring and quantification processes.

3.Efficient management of organization of equipment, tools and information structures that allow the proper development of these functions.

The management of credit risk is permanent and considers the processes of admission, monitoring and recovery, which is reflected in the following management principles:

1.Rigorous evaluation for the admission of risks, having sufficient and accurate information, and applying the defined credit risk policies and processes.

2.Analysis of the existence of flow generation capacity and sufficient solvency on the part of the client to meet the payment commitments. In a complementary manner, the adequate constitution of guarantees that allow mitigating the risk contracted with the client when the characteristics of the operation indicate it.

3.Have a robust and permanent process to monitor portfolios, using systems that alert potential signs of impairment in relation to the conditions of origin.

4.Adapt the collection structure to the different types of non-compliance, with agile and efficient recovery processes.

Banco de Chile has two structures of divisional, retail and wholesale credit risk for admission and collection, and a Division of Global Risk Control for monitoring and validation, with a high specialization in equipment, processes and decision tools.

(a)   Retail Segment

In general terms, the decisions of this segment are evaluated with scoring tools, complemented with an adequate model of attributions of risk. Decisions are based on critical elements such as the level of indebtedness, payment capacity and maximum acceptable exposure. In order to have an adequate segregation of functions, during 2018 the following areas and functions were established:

•

Models Area, responsible for constructing statistical models, defining the variables and weightings of the same. Its approval rests with the Model Technical Committee and subsequently with the Model Validation Area.

•	Management Integration Area, which is in charge of implementing the statistical models in the credit evaluation processes, ensuring an adequate link of the decision of the same.
•

Model and Portfolio Monitoring Area, which belongs to the Global Risk Control Division, seeks to provide greater independence to the Risk Control function. This area is in charge of evaluating and measuring the behavior of the portfolios and the performance of the models.

•	Admission Area, in charge of the individual evaluation of operations and clients, also has specialization by segment and regions to increase their knowledge of clients and socio-economic information.
•	Collection Area, it is a specialized unit that centralizes the recovery management of all the segments and that in the retail case it carries out directly through Socofin, a subsidiary of the bank

(b)   Wholesale Segment

The admission management of the Wholesale segment is based on the individual evaluation of the portfolios. The analysis is based on various factors, such as financial aspects of the client that account for its financial solvency and the ability to generate flows, industry variables, aspects of the operation, amount of exposure required, term and products. The analysis is based on a rating model. In the event that the client belongs to a group of companies, the overall relationship of the rest of the conglomerate with the Bank is considered, as well as the financial situation and consolidated exposure levels.

The permanent monitoring of the portfolio and the monitoring of compliance with certain conditions established in the admission stage, such as financial covenant controls, coverage of certain guarantees and restrictions imposed at the time of approval are functions performed by the Global Risk Control Division.

In the event that companies with signs of impairment or some unfulfilled condition are detected, joint action plans are generated between the Wholesale Credit Risk, Global Risk Control Divisions, and the commercial area to which the client belongs. In a situation where they present problems in the recovery of their credits, there is an area in charge of carrying out the management, in order to define and negotiate case by case. The management is carried out by executives specialized in the area of Special Asset Management, belonging to the Wholesale Credit Risk Division.

(c)   Derivative Transactions

We produce own models which are used for credit risk management purposes, known as the pre-settlement exposure (PSE). Generally, the PSE is computed as follows:

PSE = Maximum (CMTM + CEF * Notional, 0)

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

CEF: Credit Exposure Factor, which reflects the peak exposure within the life of the transaction, under 95% of confidence level.

The portfolio approach is taken into account when computing exposures of several transactions closed with one single counterpart.

Credit mitigating conditions for derivative transactions have become popular in the local financial markets. There are financial institutions that have accepted early termination clauses, and netting is also possible with corporations when appropriate documentation under a regular Master Agreement is signed.

Collateral agreements have been requested by certain banks for inter-banking transactions within other financial institutions, but its effective application under Chilean Law make advisable not to include it in the exposure measurement.

Derivatives transactions closed with counterparts residing abroad (mostly global banks) are documented utilizing ISDA and CSA. Netting and cash collateral above a certain threshold level are the typical credit mitigations schemes in place for this kind of transactions.

This metric is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

(c)   Portfolio Concentration:

The maximum exposure to credit risk, by client or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2017 and 2018 does not exceed 10% of the Bank’s effective equity.

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2017:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	695,213	271,564	—	90,616	1,057,393
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	1,317,164	—	—	—	1,317,164
Other instruments issued in Chile	221,092	—	—	—	221,092
Instruments issued abroad	—	322	—	—	322
Subtotal	1,538,256	322	—	—	1,538,578
Cash collateral on securities borrowed and reverse repurchase agreements	91,641	—	—	—	91,641
Derivative Contracts for Trading Purposes
Forwards	392,130	23,162	—	91,322	506,614
Swaps	472,492	79,614	—	158,017	710,123
Call Options	514	—	—	—	514
Put Options	2,841	—	—	—	2,841
Futures	—	—	—	—	—
Subtotal	867,977	102,776	—	249,339	1,220,092
Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	—	8,632	—	19,217	27,849
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Others	—	—	—	—	—
Subtotal	—	8,632	—	19,217	27,849
Loans and advances to Banks (before allowances)
Central Bank of Chile	350,916	—	—	—	350,916
Domestic banks	120,017	—	—	—	120,017
Foreign banks	—	—	158,524	130,828	289,352
Subtotal	470,933	—	158,524	130,828	760,285
Loans to Customers (before allowances)
Commercial loans	13,902,516	—	—	58,302	13,960,818
Residential mortgage loans	7,477,236	—	—	—	7,477,236
Consumer loans	4,013,459	—	—	—	4,013,459
Subtotal	25,393,211	—	—	58,302	25,451,513
Financial assets available-for-sale
From the Chilean government and Central Bank	356,368	—	—	—	356,368
Other instruments issued in Chile	1,168,913	—	—	—	1,168,913
Instruments issued abroad	—	—	—	1,034	1,034
Subtotal	1,525,281	—	—	1,034	1,526,315

								Electricity,	Agriculture
	Financial	Chilean		Retail				Gas and	and		Transportation
	Services	Central Bank	Government	(Individuals)	Trade	Manufacturing	Mining	Water	Livestock	Fishing	and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	894,972	162,421	—	—	—	—	—	—	—	—	—	—	—	—	1,057,393
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	—	1,062,558	254,606	—	—	—	—	—	—	—	—	—	—	—	1,317,164
Other instruments issued in Chile	221,092	—	—	—	—	—	—	—	—	—	—	—	—	—	221,092
Instruments issued abroad	322	—	—	—	—	—	—	—	—	—	—	—	—	—	322
Subtotal	221,414	1,062,558	254,606	—	—	—	—	—	—	—	—	—	—	—	1,538,578
Cash collateral on securities borrowed and reverse repurchase Agreements Payables	32,555	—	2,576	—	24,717	—	12,522	7,464	13	672	7,382	—	3,740	—	91,641
Derivative Contracts for Trading Purposes
Forwards	245,873	—	—	—	7,666	9,860	2,561	84	54	219	2,368	29	237,900	—	506,614
Swaps	643,735	—	—	—	44,773	5,563	839	4,679	2,862	9	7,244	―	419	—	710,123
Call Options	269	—	—	—	32	90	―	―	67	―	52	1	3	—	514
Put Options	734	—	—	—	1,432	396	―	―	222	―	―	11	46	—	2,841
Futures	—	—	—	—	—	―	―	―	―	―	―	―	―	—	—
Subtotal	890,611	—	—	—	53,903	15,909	3,400	4,763	3,205	228	9,664	41	238,368	—	1,220,092
Hedge Derivative Contracts
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	27,849	—	—	—	—	—	—	—	—	—	—	—	—	—	27,849
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	27,849	—	—	—	—	—	—	—	—	—	—	—	—	—	27,849
Loans and advances to Banks
Central Bank of Chile	—	350,916	—	—	—	—	—	—	—	—	—	—	—	—	350,916
Domestic banks	120,017	—	—	—	—	—	—	—	—	—	—	—	—	—	120,017
Foreign banks	289,352	—	—	—	—	—	—	—	—	—	—	—	—	—	289,352
Subtotal	409,369	350,916	—	—	—	—	—	—	—	—	—	—	—	—	760,285
Loans to Customers, Net
Commercial loans	1,851,649	—	—	—	2,035,129	1,399,692	422,176	565,695	1,354,069	145,266	1,612,930	1,493,373	1,964,238	1,116,601	13,960,818
Residential mortgage loans	—	—	—	7,477,236	—	―	―	―	―	―	―	―	―	―	7,477,236
Consumer loans	—	—	—	4,013,459	—	―	―	―	―	―	―	―	―	―	4,013,459
Subtotal	1,851,649	—	—	11,490,695	2,035,129	1,399,692	422,176	565,695	1,354,069	145,266	1,612,930	1,493,373	1,964,238	1,116,601	25,451,513
Financial assets available-for-sale
From the Chilean government and Central Bank	—	207,474	148,894	—	—	—	―	―	―	—	―	—	—	—	356,368
Other instruments issued in Chile	1,106,003	—	—	—	31,833	8,589	7,662	2,883	6,972	—	4,971	—	—	—	1,168,913
Instruments issued abroad	1,034	—	—	—	—	—	―	―	―	—	―	—	—	—	1,034
Subtotal	1,107,037	207,474	148,894	—	31,833	8,589	7,662	2,883	6,972	—	4,971	—	—	—	1,526,315

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2018:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	773,368	69,343	—	37,370	880,081
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	1,523,472	—	—	—	1,523,472
Other instruments issued in Chile	129,607	—	—	—	129,607
Instruments issued abroad	—	4,446	—	—	4,446
Mutual fund investment	87,841	—	—	—	87,841
Subtotal	1,740,920	4,446	—	—	1,745,366
Cash collateral on securities borrowed and reverse repurchase agreements	97,289	—	—	—	97,289
Derivative Contracts for Trading Purposes
Forwards	670,595	23,082	—	41,767	735,444
Swaps	453,191	98,414	—	186,525	738,130
Call Options	4,309	—	—	530	4,839
Put Options	56	—	—	64	120
Futures	—	—	—	—	—
Subtotal	1,128,151	121,496	—	228,886	1,478,533
Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	4,547	14,348	—	16,519	35,414
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Others	—	—	—	—	—
Subtotal	4,547	14,348	—	16,519	35,414
Loans and advances to Banks (before allowances)
Central Bank of Chile	1,100,831	—	—	—	1,100,831
Domestic banks	100,023	—	—	—	100,023
Foreign banks	—	—	209,693	84,849	294,542
Subtotal	1,200,854	—	209,693	84,849	1,495,396
Loans to Customers (before allowances)
Commercial loans	15,344,854	—	354	93,190	15,438,398
Residential mortgage loans	8,052,073	—	—	—	8,052,073
Consumer loans	4,436,161	—	—	—	4,436,161
Subtotal	27,833,088	—	354	93,190	27,926,632
Financial Assets at Fair Value through OCI
From the Chilean Government and Central Bank of Chile	164,222	—	—	—	164,222
Other instruments issued in Chile	779,613	—	—	—	779,613
Instruments issued abroad	—	108,544	—	812	109,356
Subtotal	943,835	108,544	—	812	1,053,191

								Electricity,	Agriculture
	Financial	Chilean		Retail				Gas and	and		Transportation
	Services	Central Bank	Government	(Individuals)	Trade	Manufacturing	Mining	Water	Livestock	Fishing	and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	758,274	121,807	—	—	—	—	—	—	—	—	—	—	—	—	880,081
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	—	1,434,986	88,486	—	—	—	—	—	—	—	—	—	—	—	1,523,472
Other instruments issued in Chile	129,607	—	—	—	—	—	—	—	—	—	—	—	—	—	129,607
Instruments issued abroad	4,446	—	—	—	—	—	—	—	—	—	—	—	—	—	4,446
Mutual fund investment	87,841	—	—	—	—	—	—	—	—	—	—	—	—	—	87,841
Subtotal	221,894	1,434,986	88,486	—	—	—	—	—	—	—	—	—	—	—	1,745,366
Cash collateral on securities borrowed and reverse repurchase Agreements Payables	29,031	742	—	—	37,520	—	5,017	4,466	3,096	59	15,637	—	985	736	97,289
Derivative Contracts for Trading Purposes
Forwards	374,006	—	—	—	7,194	13,328	40	10,288	4,211	411	98	455	296	325,117	735,444
Swaps	584,743	—	—	—	51,916	7,348	22	4,026	10,006	2,249	2,235	680	74,250	655	738,130
Call Options	1,669	—	—	—	389	16	—	1,090	1,489	80	—	59	36	11	4,839
Put Options	64	—	—	—	51	5	—	—	—	—	—	—	—	—	120
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	960,482	—	—	—	59,550	20,697	62	15,404	15,706	2,740	2,333	1,194	74,582	325,783	1,478,533
Hedge Derivative Contracts
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	35,414	—	—	—	—	—	—	—	—	—	—	—	—	—	35,414
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	35,414	—	—	—	—	—	—	—	—	—	—	—	—	—	35,414
Loans and advances to Banks
Central Bank of Chile	—	1,100,831	—	—	—	—	—	—	—	—	—	—	—	—	1,100,831
Domestic banks	100,023	—	—	—	—	—	—	—	—	—	—	—	—	—	100,023
Foreign banks	294,542	—	—	—	—	—	—	—	—	—	—	—	—	—	294,542
Subtotal	394,565	1,100,831	—	—	—	—	—	—	—	—	—	—	—	—	1,495,396
Loans to Customers, Net
Commercial loans	2,122,599	—	—	—	2,324,325	1,579,475	453,549	461,351	1,582,520	156,472	1,498,142	1,752,237	2,109,491	1,398,237	15,438,398
Residential mortgage loans	—	—	—	8,052,073	—	—	—	—	—	—	—	—	—	—	8,052,073
Consumer loans	—	—	—	4,436,161	—	—	—	—	—	—	—	—	—	—	4,436,161
Subtotal	2,122,599	—	—	12,488,234	2,324,325	1,579,475	453,549	461,351	1,582,520	156,472	1,498,142	1,752,237	2,109,491	1,398,237	27,926,632
Financial Assets at Fair Value through OCI
From the Chilean Government and Central Bank of Chile	—	135,145	29,077	—	—	—	—	—	—	—	—	—	—	—	164,222
Other instruments issued in Chile	689,595	—	—	—	22,390	—	—	8,245	—	—	4,938	—	—	54,445	779,613
Instruments issued abroad	109,356	—	—	—	—	—	—	—	—	—	—	—	—	—	109,356
Subtotal	798,951	135,145	29,077	—	22,390	—	—	8,245	—	—	4,938	—	—	54,445	1,053,191

(d)  Collateral and Other Credit Enhancements

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are:

•	For commercial loans: Residential and non-residential real estate, liens and inventory.
•	For retail loans: Mortgages loans on residential property.

The Bank also obtains collateral from parent companies for loans granted to their subsidiaries.

Management makes sure its collateral is acceptable according to both external standards and internal policies guidelines and parameters. The Bank has approximately 225,191 collateral assets, the majority of which consist of real estate. The following table contains guarantees value as of December 31.

The following is a table with the guarantee values as of December 31, 2017 and 2018:

		Fair value of collateral and credit enhancements held as of December 31, 2017
	Maximum
	exposure to
	credit risk	Mortgages	Pledge (*)	Securities	Warrants	Others	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	9,775,740	2,269,716	72,893	438,595	3,381	243,961	3,028,546	6,747,194
Small business lending	4,185,078	2,543,343	28,699	32,034	—	58,255	2,662,331	1,522,747
Consumer lending	4,013,459	283,091	938	1,776	—	18,594	304,399	3,709,060
Mortgage lending	7,477,236	6,922,454	90	267	—	—	6,922,811	554,425
Total	25,451,513	12,018,604	102,620	472,672	3,381	320,810	12,918,087	12,533,426

		Fair value of collateral and credit enhancements held as of December 31, 2018
	Maximum
	exposure to
	credit risk	Mortgages	Pledge (*)	Securities	Warrants	Others	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	11,705,859	2,589,429	75,105	423,556	2,263	221,919	3,312,272	8,393,587
Small business lending	3,732,539	2,977,286	31,270	28,974	—	71,140	3,108,670	623,869
Consumer lending	4,436,161	332,030	967	2,244	—	20,090	355,331	4,080,830
Mortgage lending	8,052,073	7,493,073	58	265	—	—	7,493,396	558,677
Total	27,926,632	13,391,818	107,400	455,039	2,263	313,149	14,269,669	13,656,963

(*)   Includes agricultural and industrial pledges and pledges without conveyance.

The Bank also uses mitigating tactics for credit risk on derivative transactions. To date, the following mitigating tactics are used:

•	Accelerating transactions and net payment using market values at the date of default of one of the parties.
•	Option for both parties to terminate early any transactions with a counterparty at a given date, using market values as of the respective date.
•	Margins established with time deposits by customers that close FX forwards with subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank maintains related to the loans individually classified as impaired as of December 31, 2017 and 2018 is Ch$102,014 million and Ch$85,721 million, respectively.

The value of the guarantees that the Bank maintains related to non-impaired loans as of December 31, 2017 and 2018 is Ch$358,967 million and Ch$295,634 million, respectively.

(g)   Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also conducts reviews of companies in certain industry sectors that are affected by macroeconomic or sector-specific variables. Such reviews allow the Bank to timely establish any necessary allowance loan losses that are sufficient to cover losses for potentially uncollectable loans.

The following tables below provide details of financial assets past due as of December 31, 2017 and 2018, listed by their first past-due date.

The detailed amounts include installments that are overdue, plus the remaining balance of principal and interest on such loans.

As of December 31, 2017:

	Default
	1 to 29	30 to 59	60 to 89
	days	days	days
	MCh$	MCh$	MCh$
Loans and advances to banks	6,880	—	—
Subtotal past-due loans and advances to banks	6,880	—	—
Commercial loans	183,374	34,457	53,224
Import-export financing	19,628	2,403	647
Factoring transactions	30,204	3,723	748
Commercial lease transactions	52,365	12,407	2,144
Other loans and receivables	1,195	599	724
Residential mortgage loans	143,619	56,422	26,365
Consumer loans	203,692	91,928	38,320
Subtotal past-due loans to customers	634,077	201,939	122,172
Total	640,957	201,939	122,172

As of December 31, 2018:

	Default
	1 to 29	30 to 59	60 to 89
	days	days	days
	MCh$	MCh$	MCh$
Loans and advances to banks	273	—	—
Subtotal past-due loans and advances to banks	273	—	—
Commercial loans	132,707	40,823	27,527
Import-export financing	13,892	2,194	618
Factoring transactions	44,106	7,540	726
Commercial lease transactions	92,057	6,166	3,230
Other loans and receivables	1,462	777	470
Residential mortgage loans	154,751	67,257	24,653
Consumer loans	217,923	102,752	40,782
Subtotal past-due loans to customers	656,898	227,509	98,006
Total	657,171	227,509	98,006

As of December 31, the aging analysis of loans is as follows:

Past due but not impaired(*)
	Neither			Over
	past due		Over 30 days	60 days
	or	Up to	and up to	and up to	Over
As of	impaired	30 days	60 days	90 days	90 days	Total
December 31,	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2017	23,928,184	533,690	134,316	37,292	2,008	24,635,490
2018	26,376,542	538,681	145,130	37,371	2,566	27,100,290

(*)   These amounts include installments that are overdue, plus the remaining balance of principal and interest on such loans.

(h)  Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$19,905 million and Ch$24,871 as of December 31, 2017 and 2018, respectively, the majority of which are properties. All of these assets are managed for sale.

(i)  Renegotiated Assets:

The impaired loans are considered to be renegotiated when the corresponding financial commitments are restructured and the Bank assesses the probability of recovery as sufficiently high.

The following table details the book value of loans with renegotiated terms per financial asset class:

	2017	2018
	MCh$	MCh$
Financial assets
Loans and advances to banks
Domestic banks	—	—
Foreign banks	—	—
Subtotal	—	—
Loans to customers, net
Commercial loans	191,314	192,646
Residential mortgage loans	17,400	14,463
Consumer loans	367,350	362,562
Subtotal	576,064	569,671
Total renegotiated financial assets	576,064	569,671

The Bank calculates ECLs either on a group or an individual basis, which are described in more detail in Note 2(g)(vii).

The renegotiated portfolio of Banco de Chile represents 2.04% of the total loans and the redefault rate of these loans for retail segment is 34.91% as of December 31, 2018 (the Bank does not have this information for other segments for internal purposes).

The most common type of modification is to extend the term of the loan. For payment extensions, depending on the characteristics of each credit, the Bank may change the initial conditions in terms of interest rate and initial grace period for the first payment. With respect to forgiveness of principal, the Bank typically does not give this benefit. The Board of Directors might on rare occasions approve debt forgiveness for a portion of principal on certain credit-operations that have been impaired and provisioned previously. Only those borrowers which are considered viable are renegotiated, and that the average term of renegotiated retail credit segment is 56 months, demonstrating the relatively short payment extensions given. If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The table below includes Stage 2 and 3 assets that were modified and, therefore, treated as forborne during the period, with the related modification loss suffered by the Bank.

2018
MCh$
Amortised costs of financial assets modified during the period	912,646
Net modification loss	298,761

The Bank does not have information related to the balance of loans modified by type of concession because is not required to record this information by the local banking regulator and this information is much used by our peers. However, the Bank continually monitors its deteriorated portfolio as defined in Note 2(g) (vii). Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio. Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The table below shows the gross carrying amount of previously modified financial assets for which loss allowances has changed to 12 month Expected Credit Losses ( 12mECL) measurement during the period:

	December 31, 2018
	Post modification		Pre-modification
	Gross carrying amount	Corresponding ECL	Gross carrying amount	Corresponding ECL
	MCh$	MCh$	MCh$	MCh$
Facilities that have cured since modification and are now measured using 12mECLs (Stage 1)	14,888	1,356	15,113	4,988
Facilities that reverted to (Stage 2/3) lifetime ECLs having once cured	1,515	540	1,512	206

The Bank determines the appropriate amount of allowance for loan losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor. Since almost the entire commercial portfolio is individually provisioned, it is in this approval step of the renegotiation where the level of provision for each debtor is determined.

Among the variables that are considered by the credit committee to establish the level of provisions is payment capacity and the collateral coverage. The condition of a new default of a renegotiated credit is considered when the credit committee is establishing the new level of provisions, which in general as a consequence of this higher risk, could increase up to 65% of the loan.

On the other hand, for the portfolio evaluated for provisioning purposes as a group, the models contain past behavior variables, incorporating delinquencies and default prior to renegotiation for six months, recognizing the increased risk and generating a higher level of provisions. The provision can only be decreased if the renegotiated client has good payment behavior (an overdue period of less than 30 days), in a period of over seven months.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)   Impairment Testing

The main tools used to test loan impairment include an analysis of whether principal or interest payments are more than 90 days past due or if the counterparty is experiencing any known cash flow problems, reductions in credit ratings or default of the original contractual terms.

(j)   Off balance sheet accounts

In order to meet our customers’ financial needs, the Bank has extended several irrevocable commitments and contingent obligations. Even though these obligations are not recognized in the balance sheet, they involve credit risk and thus form part of the Bank’s general risk exposure.

Credit risk exposure generated by contingent obligations is disclosed in Note No. 28.

(3)   Market Risk

Market Risk is referred to as the potential loss the Bank may incur due to the absence of liquidity, either lack of funding or difficulties to access to secondary markets for defeasing financial exposures (Liquidity risk) or due to an adverse change of the values of market variables that negatively impact the value of the financial exposures (Price risk).

(a)  Liquidity Risk

Liquidity Risk: Measurement and Limits

The Bank manages the Liquidity risk separately for each category of this risk: Trading Liquidity risk and Funding Liquidity risk.

The Trading Liquidity risk was considered only as the incapacity of banks to generate cash from selling assets in an expedite way, but nowadays the concept has been extended to include the incapacity to close financial exposures (either created by cash debt/equity instruments, FX or off-balance derivatives transactions) in a reasonable way not affecting prevailing market prices. The former is controlled by establishing a minimum amount of liquid assets, referred to as the liquidity buffer (which is composed of cash free of reserve requirement needs, government bonds, and short-term bank’s CDs) and the latter by establishing limits for different market factors and repricing tenors that generate price risks exposures. Additionally, whenever the size of any position exceeds the normal size that might be defeased in the secondary market in a reasonable time framework and not impacting the prevailing prices, the bank negatively adjusts the value of the Trading book positions and therefore the Statement of Income; this concept is referred to as the Market Value Adjustment.

The Funding Liquidity is controlled and limited using the internal report referred to as MAR (Market Access Report), which is the estimation of the expected net cash flows within a period of time considering business-as-usual operation and also normal market conditions. The report is prepared separately by each single currency, for the next 30 and 90 days; business-as-usual conditions consider the holding of all assets on evergreen basis (with the exception of the amount of bonds that exceeds the minimum liquidity buffer that are considered as a source of cash), the run-off of the whole time deposits funding borrowed from wholesale customers and also some portion from the retail’s business segment. Therefore, the MAR number reflects the amount of money the Treasury should daily raise from institutional investors and some portion from retail customers in order to get funding for holding bonds and loans portfolios. MAR limits are established considering that under stress scenarios and full utilization, the bank is able to meet the liquidity risk appetite target defined in the Liquidity Risk Management Policy.

The use of MAR within year 2018 is illustrated below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY		MAR FCCY
	MMM$		MMUS$
	1 – 30 days	1 – 90 days	1 – 30 days	1 – 90 days
Maximum	3,432	5,530	1,921	3,278
Minimum	1,893	3,653	476	1,691
Average	2,621	4,794	1,411	2,606

The bank also monitors the amount of assets denominated in local currency that is funded by liabilities denominated in foreign currency, including all tenors and the cash flows generated by derivatives payments to be made in foreign currency in the future. This metric is referred to as Cross Currency Funding. The bank oversees and limits this amount in order to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event that might trigger absence of foreign currency funding.

The use of Cross Currency Funding within year 2018 is illustrated below:

Cross Currency Funding
MMUS$
Maximum	4,377
Minimum	2,384
Average	3,300

Additionally, the Bank prevents itself from funding concentration by measuring borrowing separated by fund provider class, type of instrument, maturity profile, currency, etc., utilizing thresholds that alert abnormal or imprudent behaviors which are out of the expected ranges.

Moreover, the state of many financial ratios is continuously monitored in order to detect structural changes of the balance sheet profile. As an example, the state of the following ratios along the year 2018 is illustrated below:

	Liquid Assets/	Liabilities>1y/	Deposits/
	Net Funding <1y	Assets >1y	Loans
Maximum	95%	77%	64%
Minimum	74%	74%	59%
Average	86%	76%	61%

In addition, some market indices, prices and monetary decisions made by the Central Bank of Chile are monitored in order to early detect structural market conditions changes that may trigger liquidity shortage or even a financial crisis.

Among various regulatory reports, the bank utilizes one that was introduced several years ago but was enhanced during year 2015. This is the case of the C46 index (formerly known as C08 index), which represents the expected net cash flows within the next 12 months as the result of contractual maturity for almost all assets and liabilities (the liquidity generated by debt instruments is permitted to be reported previous to the instrument contractual maturity, with the exception of those classified as HTM). However, the Superintendence of Banks and Financial Institutions (hereafter, “SBIF”) authorized Banco de Chile, among others, to report the C46 Adjusted index. This enables to report, in addition to the regular C46 index, behavioral run-off assumptions for some specific liability balance sheet items, such as demand deposits and time deposits. Conversely, the regulator also requires some roll-over assumption for the loan portfolio.

The SBIF establish the following limits for the C46 Index:

Foreign Currency balance sheet items:	1‑30 days C46 index < 1 x Tier‑1 Capital
All Currencies balance sheet items:	1‑30 days C46 index < 1 x Tier‑1 Capital
All Currencies balance sheet items:	1‑90 days C46 index < 2 x Tier‑1 Capital

The use of this index in year 2018 is illustrated below:

	Adjusted C46 All CCYs		Adjusted C46 FCCY
	as part of Tier-1 Capital		as part of Tier-1 Capital
	1 – 30 days	1 – 90 days	1 – 30 days
Maximum	0.65	0.90	0.37
Minimum	0.29	0.55	0.24
Average	0.44	0.74	0.31
Regulatory Limit	1.0	2.0	1.0

Finally, the bank also takes advantage of some regulatory reports introduced by the local authorities in 2015. These are the LCR (Liquidity Coverage Ratio, which in the case of Chile the reserve may be part of the HQLA), the NSFR (Net Stable Funding Ratio), liability renewal rate classified by type of fund provider, liability concentration by type of instruments, etc. The state of the LCR and the NSFR along the year 2018 is illustrated below:

	LCR		NSFR
Maximum	1.09		1.02
Minimum	0.78		0.95
Average	0.91		0.99
Regulatory Limit	0.6	(*)	N/A

(*) This is the minimum level that banks must comply starting year 2019 and then is increased by 0.1 per year up to the maximum of 1 as of year 2023.

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries (consolidated basis), as of 2017 and 2018 end-of-year, is illustrated below:

		Between 1
	Up to 1	and 3	Between 3 and	Between 1	Between 3	More than 5
	month	months	12 months	and 3 years	and 5 years	years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2017
Current accounts and other demand deposits	8,915,706	—	—	—	—	—	8,915,706
Transactions in the course of payment	29,871	—	—	—	—	—	29,871
Instruments sold under repurchase agreements and security lending	194,539	750	—	—	—	—	195,289
Savings accounts and time deposits	5,097,833	2,509,694	2,555,579	21,536	311	219	10,185,172
Full delivery derivative transactions	172,323	136,729	1,166,598	937,050	1,582,890	531,309	4,526,899
Borrowings from financial institutions	260,272	242,515	613,159	73,852	—	—	1,189,798
Other financial obligations	295	918	10,921	24,038	686	154	37,012
Debt instruments issued	47,375	165,359	728,035	1,279,275	1,500,632	3,931,034	7,651,710
Total (excluding non-delivery derivative transactions)	14,718,214	3,055,965	5,074,292	2,335,751	3,084,519	4,462,716	32,731,457
Non - delivery derivative transactions	112,011	100,247	1,141,610	816,847	325,199	1,115,676	3,611,590

		Between 1
	Up to 1	and 3	Between 3 and	Between 1	Between 3	More than 5
	month	months	12 months	and 3 years	and 5 years	years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2018
Current accounts and other demand deposits	9,584,488	—	—	—	—	—	9,584,488
Transactions in the course of payment	44,436	—	—	—	—	—	44,436
Instruments sold under repurchase agreements and security lending	292,231	1,440	5,137	—	—	—	298,808
Savings accounts and time deposits	5,344,294	1,981,221	3,152,103	373,398	619	132	10,851,767
Full delivery derivative transactions	351,496	190,643	648,870	582,628	536,506	592,303	2,902,446
Borrowings from financial institutions	97,661	268,795	946,950	183,206	—	—	1,496,612
Other financial obligations	92,896	730	4,857	18,406	366	35	117,290
Debt instruments issued	101,707	267,665	724,724	1,410,766	1,899,529	4,303,542	8,707,933
Total (excluding non-delivery derivative transactions)	15,909,209	2,710,494	5,482,641	2,568,404	2,437,020	4,896,012	34,003,780
Non - delivery derivative transactions	297,613	604,200	1,028,798	712,286	593,431	1,209,282	4,445,610

(b)  Price Risk:

Price Risk Measurement and Limits

The Price Risk measurement and management processes are implemented utilizing various internal metrics and reports. These are produced for the Trading portfolio and separately for the Accrual book (the Accrual book includes all balance sheet items, even those which are part of the Trading book but do not generate accrual interest rate risk since they are reported to one-day repricing tenor and others that are excluded by the regulators in the analysis of the Banking book, such as Capital and Fixed Assets, for example). In addition to this, and just on supplementary basis and actually not used as a risk management tool, the bank submits regulatory reports to the corresponding regulatory entities.

The bank has established internal limits for the exposures of the Trading book. In fact, the FX net open positions (FX delta), the Equity positions (Equity delta), the interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the FX volatility sensitivity (vega) are measured, controlled and limited. Interest rate and vega limits are established on an aggregate basis but also for some specific repricing tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the board and reviewed at least annually.

The bank utilizes the historical VaR (Value-at-Risk) approach as the risk measurement tool for the trading portfolio exposures. The model includes 99% confidence level and most recent one-year observed rates, prices and yields data.

The use of VaR within year 2018 is illustrated below:

Value-at-Risk
99% confidence level
MMUS$
Maximum	1,401
Minimum	379
Average	783

Additionally, the bank utilizes built-in models for measuring, limiting, controlling and reporting interest rate exposures and risks for the Accrual book, namely the metric referred to as IRE (Interest Rate Exposure) and EaR (Earnings-at-Risk), respectively. The IRE gauges the difference in net revenues from funds generation along some specific period of time due to standardized interest rates fluctuations; the EaR measures the adverse impact along a specific period of time (usually 12 months) due to an adverse impact of interest rates considering that all exposures are closed within a reasonable defeasance period.

The use of EaR within year 2018 is illustrated below:

12-months Earnings-at-Risk
97.7% confidence level
3 months defeasance period
MCh$
Maximum	33,197
Minimum	24,941
Average	26,738

The regulatory risk measurement for the Trading portfolio (C41 report) is produced by utilizing guidelines provided by the regulatory entities (Central Bank of Chile and Superintendence of Banks and Financial Institutions, hereafter CBCh and SBIF respectively), which are adopted from BIS 1993 standardized methodologies developed for this specific topic. The referred methodologies estimate the potential loss that the bank may incur considering standardized fluctuations of the value of market factors such as FX rates, interest rates and volatilities that may adversely impact the value of FX spot positions, interest rate exposures, and volatility exposures, respectively. The interest rate shifts are provided by the regulatory entity; in addition, very conservative correlation and tenor factors are included in order to account for non-parallel yield curve shifts reflecting steepening/flattering behaviors. The impact due to FX open positions is obtained by using large FX rate fluctuations (8% for liquid FX rates and 30% for the illiquid ones). The SBIF does not establish an individual limit for this particular risk but a global one that includes this risk (also denoted as Market Risk Equivalent or ERM) and the Risk Weighted Assets. The sum of ERM and the 10% of the Risk Weighted Assets cannot exceed the 100% of the bank’s Tier‑1 + Tier‑2 Capital. In the near future, the Operational Risk is expected to be added to the above risk calculation.

The regulatory risk measurement for the Banking book (C40 report) due to interest rate fluctuations is made by using standardized methodologies provided by the regulatory entities (CBCh and SBIF). The report includes models for reporting interest rate gaps and standardized adverse interest rate fluctuations. In addition to this, the regulatory entity has requested banks to establish internal limits for this regulatory risk measurement. Limits must be established separately for short-term and long-term portfolios. The short-term risk limit must be expressed as a percentage of the NIM plus the revenues collected from fees dependent on interest rate level; the long term risk limit may not exceed a percentage of the Tier-1 + Tier-2 Capital. The bank is currently using 25% for both limits.

In addition to the above, the Market Risk Policy of Banco de Chile enforces to perform daily stress tests for trading portfolios and monthly for accrual portfolios. The output of the stress testing process is monitored against corresponding trigger levels: in the case those triggers are breached, the senior management is notified in order to implement further actions, if necessary. Moreover, intra-month realized P&L for trading activities is monitored against losses trigger levels: escalation to senior levels is also done when breaches occur.

The following table illustrates the interest rate cash-flows of the Banking Book (contractual tenors) as of December 31, 2017 and 2018:

		Between 1
	Up to 1	and 3	Between 3 and	Between 1	Between 3	More than 5
	month	months	12 months	and 3 years	and 5 years	years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2017
Cash and due from banks	1,028,014	—	—	—	—	—	1,028,014
Transactions in the course of collection	223,360	—	—	—	—	—	223,360
Securities borrowed or purchased under agreements to resell	19,992	—	—	—	—	—	19,992
Derivative instruments under hedge-accounting treatment	30,328	146,775	225,883	335,756	51,087	539,283	1,329,112
Inter-banking loans	533,101	49,573	150,253	31,920	—	—	764,847
Customer loans	4,669,573	2,595,012	5,636,496	5,619,230	3,089,002	8,591,253	30,200,566
Financial assets available-for-sale	9,134	37,851	950,199	222,522	216,058	169,144	1,604,908
Total assets	6,513,502	2,829,211	6,962,831	6,209,428	3,356,147	9,299,680	35,170,799

		Between 1
	Up to 1	and 3	Between 3 and	Between 1	Between 3	More than 5
	month	months	12 months	and 3 years	and 5 years	years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2018
Cash and due from banks	844,173	—	—	—	—	—	844,173
Transactions in the course of collection	151,701	—	—	—	—	—	151,701
Securities borrowed or purchased under agreements to resell	3,161	—	—	—	—	—	3,161
Derivative instruments under hedge-accounting treatment	20	140,631	253,266	176,330	229,092	717,331	1,516,670
Inter-banking loans	1,262,749	79,199	133,689	24,337	—	—	1,499,974
Customer loans	2,305,334	2,311,297	5,784,455	8,402,372	3,923,096	9,721,138	32,447,692
Financial Assets at Fair Value through OCI	48,469	153,479	408,390	146,136	58,093	230,003	1,044,570
Total assets	4,615,607	2,684,606	6,579,800	8,749,175	4,210,281	10,668,472	37,507,941

		Between 1
	Up to 1	and 3	Between 3 and	Between 1	Between 3	More than 5
	month	months	12 months	and 3 years	and 5 years	years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2017
Current accounts and demand deposits	8,959,941	—	—	—	—	—	8,959,941
Transactions in the course of payment	—	—	—	—	—	—	—
Securities loaned or sold under repurchase agreements	10,267	—	—	—	—	—	10,267
Savings accounts and interest-bearing deposits	5,294,456	2,317,792	2,555,579	21,536	311	219	10,189,893
Derivative instruments under hedge-accounting treatment	352	3,968	286,519	452,960	75,237	600,507	1,419,543
Inter-banking borrowings	506,703	553,663	129,431	—	—	—	1,189,797
Long-term debt (*)	158,085	266,895	727,798	1,217,226	1,349,337	3,930,440	7,649,781
Other liabilities	146,726	918	10,921	24,038	686	154	183,443
Total liabilities	15,076,530	3,143,236	3,710,248	1,715,760	1,425,571	4,531,320	29,602,665

		Between 1
	Up to 1	and 3	Between 3 and	Between 1	Between 3	More than 5
	month	months	12 months	and 3 years	and 5 years	years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2018
Current accounts and demand deposits	9,622,073	—	—	—	—	—	9,622,073
Transactions in the course of payment	—	—	—	—	—	—	—
Securities loaned or sold under repurchase agreements	6,963	—	—	—	—	—	6,963
Savings accounts and interest-bearing deposits	5,273,096	1,981,221	3,152,103	373,398	619	71,330	10,851,767
Derivative instruments under hedge-accounting treatment	115	144,525	243,151	187,522	222,201	715,536	1,513,050
Inter-banking borrowings	97,661	268,795	946,950	183,206	—	—	1,496,612
Long-term debt (*)	101,707	267,665	724,724	1,410,766	1,899,529	4,303,542	8,707,933
Other liabilities	92,896	730	4,857	18,406	366	35	117,290
Total liabilities	15,194,511	2,662,936	5,071,785	2,173,298	2,122,715	5,090,443	32,315,688

(*)   Amounts shown here are different from those reported in the liabilities report which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The bank has focused on stress testing as the main tool for price risk sensitivity analysis.  The analysis is implemented for the Trading book and the Banking book separately.  Due to the experiences taken form financial crisis and based on the various studies and analyses made on this specific matter, the bank adopted this methodology after realizing that stress testing analysis is more useful and realistic than business-as-usual tools, such as VaR for trading portfolios or EaR for accrual portfolios, since:

(i)The financial crisis show market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 97.7% of confidence level.

(ii)The financial crisis also show that correlations between these fluctuations are materially different from those used in the VaR or EaR computation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations respect to the patterns observed under normal conditions.

(iii)Trading liquidity dramatically diminishes during financial distress and especially in emerging markets (in the case of Chile, this was observed during 2008-9 crisis). Therefore, the overnight VaR number might not be representative of the loss for trading portfolios in such environment since closing exposures period may exceed one business day. This may also happen when calculating EaR, even considering three months as the closing period.

The stress testing impacts are obtained through mathematical simulations of the fluctuations on the value of market factors and calculating the changes of the economic/accounting value of the financial positions due to these shifts.

In order to comply with IFRS 7.40, we include the following exercise illustrating an estimation of the impact of feasible but reasonable fluctuations of interest rates, swaps yields, foreign exchange rates and foreign exchange volatilities, which are used for valuing Trading and Accrual portfolios. Given that the bank’s portfolio includes positions denominated in local nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts.

The exercise is implemented in a very straightforward way: trading portfolios impacts are estimated by multiplying DV01s by expected interest rates shifts; accrual portfolios impacts are computed by multiplying cumulative gaps by forward interest rates fluctuations modeled. It is relevant to note that the methodology might miss some portion of the interest rates convexity for trading portfolios since it is not captured when large fluctuations are modeled; additionally, neither convexity nor prepayments behaviors are captured for the accrual portfolio analysis. In any case, given the magnitude of the shifts, the methodology may be accurate enough for the purposes and scope of the analysis.

The following table illustrates the resulting average interest rates and swap yields fluctuations of a large number of simulation processes that maximize the adverse impact for the exposures held in the trading portfolios as of end-of-year (FX rate and FX volatility fluctuations are not included since its impact are negligible):

	CLP	CLP	CLF	CLF	USD Offshore 3m	Spread USD On/Off
	Derivatives	Bonds	Derivatives	Bonds	Derivatives	Derivatives
	(bps)	(bps)	(bps)	(bps)	(bps)	(bps)
< 1 year	4	20	(26)	(10)	7	301
> 1 year	7	19	(6)	(18)	5	34

bps = basis points

The worst impact for the Trading book as of December 31st 2018, considering the interest rates/yields, the FX rate and FX volatility fluctuations which are part of the most adverse simulation, is illustrated below.

Most Adverse Stress Scenario P&L Impact
Trading Book
(MCh$)

CLP Interest Rate/Swap Yield		(683)
Derivatives	54
Debt instruments	(737)
CLF Interest Rate/Swap Yield		58
Derivatives	84
Debt instruments	(26)
Interest rate USD, EUR, JPY, etc. offshore		145
Domestic/offshore interest rate spread USD, EUR, JPY		(12,762)
Total Interest rates/Swap Yields		(13,242)
Total FX		13
Total FX Options		(13)
Total		(13,242)

The resulting worst-case simulation would generate losses in the Trading book slightly above Ch$13,000 million (approximately US$ 19 million at prevailing FX rate as of end-of-year). This would be the result of a significant rise in the spread between domestic USD and offshore USD swap yields, mainly in the shorter tenors of the yield curve. In any case, these are not material losses compared to Tier-1 Capital base or to the P&L estimation for the next 12 months.

The impact of such fluctuations in the Accrual portfolio for the next 12 months as of December 31, 2018, which is not necessarily a gain/loss but greater/lower net revenue from funds (resulting net interest rate generation), is illustrated below:

12‑Months NRFF(*) Impact Accrual Book

(MCh$)

Impact due to inter-banking yield curve shock	(122,334)
Impact due to spreads shocks	(7,320)
Higher / (Lower) NRFF	(129,654)

(*)   Net revenues from funds

The adverse impact in the Accrual book would be the result of a severe drop of the local inflation, especially in the short term of the yield curve. The lower net revenues from funds in the following 12 months would reach Ch$130 billion, which is still much lower than the current annual 12-month rolling P&L generation (slightly above one fifth of this number).

(4)  Capital Requirements and Capital Management:

The main objectives of the Bank's capital management are to ensure compliance with regulatory requirements, maintain a solid credit rating and sound capital ratios. During 2018, the Bank has successfully met the required capital requirements.

As part of its Capital Management Policy, the Bank has established capital adequacy alerts, which are stricter than those required by the regulator, which are monitored on a monthly basis. During 2018, none of the internal alerts defined in the Capital Management Policy were activated.

The Bank manages capital by making adjustments in light of changes in economic conditions and the risk characteristics of its business. For this purpose, the Bank may modify the amount of dividend payments to its shareholders or issue equity instruments. The capital adequacy of the Bank is monitored using, among other measures, the indexes and rules established by the SBIF.

Regulatory Capital

According to the Chilean General Banking Law, Banks must maintain a minimum capital ratio of 8%, net of required provisions, calculated by dividing Equity by the sum of the Consolidated Weighted Assets by Risk. In addition, banks must maintain a minimum ratio of Basic Capital to Total Consolidated Assets of 3%, net of required provisions. As a result of the merger of Banco de Chile with Citibank Chile in 2008, the Superintendency of Banks and Financial Institutions in its resolution No. 209 of December 26, 2007, established that the institution was obliged to maintain a minimum capital ratio of not less than 10%. Thus, the regulator upheld the validity of a minimum of 10%, which was set in December 2001 to authorize the merger of Banco Edwards and Banco de Chile.

Equity is determined from Capital and Reserves or Basic Capital with the following adjustments: (a) the balance of subordinated bonds issued with a maximum equivalent to 50% of the Basic Capital is added and weighted according to their term at maturity; (b) the additional provisions for loans are added, (c) the balance of the assets corresponding to goodwill or overpaid and investments in companies not included in the consolidation is deducted, and (d) the balance of noncontrolling interest is added.

Assets are weighted according to the risk categories, which are assigned a risk percentage that would reflect the amount of capital needed to support each of those assets. There are five (5) risk categories (0%, 10%, 20%, 60% and 100%). For example, cash, deposits in other banks and financial instruments issued by the Central Bank of Chile have 0% risk, which means that, according to current standards, no capital is required to back these assets. Properties and equipment have a 100% risk, which means that they must have a minimum capital equivalent to 8% of the amount of these assets and in the case of the Bank 10%.

All derivative instruments traded outside of stock exchanges are considered in the determination of risk assets with a conversion factor over the notional values, thus obtaining the amount of exposure to credit risk (or "credit equivalent"). The contingent credits out of balance are also considered by a "credit equivalent", for their weighting

The risk-weighted assets and TIER 1 and TIER 2 Capital, as of December 31, 2018 and 2017 are the following:

	Consolidated assets		Risk-weighted assets
	2017	2018	2017	2018
	MCh$	MCh$	MCh$	MCh$
Balance sheet assets (net of provisions)
Cash and due from banks	1,057,393	880,081	5,699	13,084
Transactions in the course of collection	255,968	289,194	95,210	186,536
Financial Assets held-for-trading	1,538,578	1,745,366	148,641	134,412
Cash collateral on securities borrowed and reverse repurchase agreements	91,641	97,289	91,641	97,289
Derivative instruments (*)	1,469,083	1,310,262	927,837	916,798
Loans and advances to banks	760,021	1,494,384	312,806	313,524
Loans to customers, net	24,955,692	27,341,254	21,908,281	24,102,808
Financial assets available-for-sale	1,526,315	—	325,209	—
Financial assets at fair value through OCI	—	1,053,191	—	356,568
Investments in other companies	35,771	42,252	38,041	44,561
Intangible assets	72,455	85,471	39,045	52,061
Property and equipment	216,259	215,872	216,259	215,872
Investment properties	14,306	13,938	—	—
Current tax assets	23,032	677	2,303	68
Deferred tax assets	161,265	192,840	26,740	27,792
Other assets	604,800	651,691	547,974	673,380
Subtotal	32,782,579	35,413,762	24,685,686	27,134,753

Off-balance-sheet assets
Contingent loans	3,972,260	4,266,821	2,382,653	2,559,197
Total	36,754,839	39,680,583	27,068,339	29,693,950

(*)   Financial derivative contracts are presented as an equivalent credit risk for the purposes of calculating consolidated assets.

The amounts and ratios determined for the limit of basic capital and effective equity as of December 2017 and 2018, are:

	As of December 31,
	2017	2018
	MCh$	MCh$

Basic capital (*) (**)	3,105,714	3,304,152
Effective equity	3,934,727	4,129,999
Total consolidated assets (**)	37,017,702	39,989,595
Total consolidated assets weighted by credit risk	27,068,339	29,693,950

(*)   The Basic Capital corresponds to the equity of the owners of the Bank in the Consolidated Statement of Financial Position.

(**) The total consolidated assets is in accordance with Chilean Generally Accepted Accounting Principles as issued by the Chilean Superintendency of Banks and Financial Institutions (“SBIF”). As a result, is not directly comparable with this Consolidated Statement of Financial Position.

These ratios as of December 31, 2017 and 2018 were:

	Ratio
	As of December 31,
	2017	2018
	%	%

Basic capital / consolidated assets	8.39	8.26
Effective equity / consolidated assets weighted by risk	14.54	13.91